GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Core Fixed Income Fund

(the “Fund”)

Supplement dated February 26, 2021 to the Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2020, as supplemented to date

The Board of Trustees of the Goldman Sachs Variable Insurance Trust has recently approved a change in the investment objectives of the Fund. These changes will become effective on April 30, 2021.

The Fund’s current investment objective is to seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s new investment objective will be to seek a total return consisting of capital appreciation and income.

Accordingly, on April 30, 2021, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

The following replaces in its entirety the paragraph under “Goldman Sachs Core Fixed Income Fund—Summary—Investment Objective” in the Prospectuses and the paragraph under “Investment Objective” in the Summary Prospectuses:

The Goldman Sachs Core Fixed Income Fund (the “Fund”) seeks a total return consisting of capital appreciation and income.

The following replaces in its entirety the paragraph under “Investment Management Approach—Investment Objective” in the Prospectuses:

The Fund seeks a total return consisting of capital appreciation and income. The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

The following replaces in its entirety the first sentence of the first paragraph under “Investment Objectives and Policies—Information About the Core Fixed Income Fund” in the SAI:

The Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITCFISTK-21